UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Janus Investment Fund

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

40 Act Proxy Video – FUND FOCUS

ADVISOR AUDIENCE

Hi, I’m Ali Dibadj, CEO of Janus Henderson.

Thank you for allowing me to take a couple minutes of your time to update you on our company and where we need your help, please.

As you may know, Janus Henderson has agreed to become a privately-owned company, which, to be clear, is a change of ownership in the company but not much else.

To allow Janus Henderson to continue as the investment adviser on your clients’ funds after the process of going private ends, fund shareholders (including myself) are being asked to approve a new investment advisory agreement. That’s the reason why Alliance Advisors, our selected proxy solicitor, has been in touch by all those mailings, emails, text messages, and phone calls asking them to vote.

We apologize that the contact from them has been so frequent—I’ve gotten lots of contact too—but, we actually have an obligation to ask fund shareholders to vote and return their proxy as soon as possible. Doing so will stop further follow-up communications and allow us to continue serving as their investment adviser.

We want you to know that there will be no change in the way we manage our funds, the fee rate charged, or in how you do business with Janus Henderson as a result of us becoming a privately owned company. The investment team who currently manage your clients’ investments will continue to do so under the existing investment objectives and policies. Continuing to serve our 75 million investors well is our number one priority.

We’ve created a number of convenient options for fund shareholders to vote ahead of the May 18th virtual shareholder meeting - that can be done by phone, by mail, through a text message link, or by using an app that includes all of their accounts in one place. Personally, I just called the phone number shown on the screen and it took me less than two minutes to vote everything. They can visit the website for more information. [show those but keep the phone number on].

At Janus Henderson, we pride ourselves on clients coming first—always, and if you have any questions whatsoever, please reach out to your usual contact and we’d be more than happy to help.

As always, we thank you very much for the trust and confidence you have placed in Janus Henderson.

***ENDS***

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Certain statements in this communication not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to funds’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by, as applicable, the funds and their respective management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The funds do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause the funds’ future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the applicable regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, that the funds may be adversely affected by other economic, business, and/or competitive factors, volatility or disruption in financial markets and other risks, uncertainties, assumptions, and factors discussed in each funds’ current prospectus.

In connection with the solicitation of proxies from fund shareholders, the funds filed definitive proxy statements with the SEC on March 2, 2026. The funds may also file other documents with the SEC regarding the solicitation of proxies from fund shareholders, including amendments to the proxy statements. This communication is not a substitute for any proxy statement or any other document that may be filed by the funds with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and other documents that are filed with the SEC by the funds free of charge from the SEC’s website at https://www.sec.gov.

The funds and their manager, trustees and executive officers may be deemed to be participants in the solicitation of proxies from fund shareholders in connection with the proposed transaction. Information about the trustees and executive officers of the funds and their ownership of the funds is contained in each fund’s current statement of additional information. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the funds, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the funds’ proxy statements. Free copies of the funds’ proxy statements and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov

40 Act Proxy Video – FUND FOCUS

DIRECT RETAIL AUDIENCE

Hi, I’m Ali Dibadj, CEO of Janus Henderson.

Thank you for allowing me to take a couple minutes of your time to update you on our company and where we need your help, please.

As you may know, Janus Henderson has agreed to become a privately-owned company, which, to be clear, is a change of ownership in the company but not much else.

To allow Janus Henderson to continue as the investment adviser on your funds after the process of going private ends, we fund shareholders (because I am one too) are being asked to approve a new investment advisory agreement. That’s the reason why Alliance Advisors, our selected proxy solicitor, has been in touch by all those mailings, emails, text messages, and phone calls asking you to vote.

We apologize that the contact from them has been so frequent—I’ve gotten lots of contact too—but, we actually have an obligation to ask fund shareholders to vote and return their proxy as soon as possible. Doing so will stop further follow-up communications and allow us to continue serving as your investment adviser.

We want you to know that there will be no change in the way we manage our funds, the fee rate charged, or in how you do business with Janus Henderson as a result of us becoming a privately owned company. The investment team who currently manage your investments will continue to do so under the existing investment objectives and policies. Continuing to serve our 75 million investors well is our number one priority.

We’ve created a number of convenient options for fund shareholders to vote ahead of the May 18th virtual shareholder meeting - that can be done by phone, by mail, through a text message link, or by using an app that includes all of your accounts in one place. Personally, I just called the phone number shown on the screen and it took me less than two minutes to vote everything. Please visit the website for more information. [show those but keep the phone number on].

At Janus Henderson, we pride ourselves on clients coming first—always, and if you have any questions whatsoever, please reach out to us and we’d be more than happy to help.

As always, we thank you very much for the trust and confidence you have placed in Janus Henderson.

***ENDS***

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Certain statements in this communication not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to funds’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by, as applicable, the funds and their respective management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The funds do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause the funds’ future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the applicable regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, that the funds may be adversely affected by other economic, business, and/or competitive factors, volatility or disruption in financial markets and other risks, uncertainties, assumptions, and factors discussed in each funds’ current prospectus.

In connection with the solicitation of proxies from fund shareholders, the funds filed definitive proxy statements with the SEC on March 2, 2026. The funds may also file other documents with the SEC regarding the solicitation of proxies from fund shareholders, including amendments to the proxy statements. This communication is not a substitute for any proxy statement or any other document that may be filed by the funds with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and other documents that are filed with the SEC by the funds free of charge from the SEC’s website at https://www.sec.gov.

The funds and their manager, trustees and executive officers may be deemed to be participants in the solicitation of proxies from fund shareholders in connection with the proposed transaction. Information about the trustees and executive officers of the funds and their ownership of the funds is contained in each fund’s current statement of additional information. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the funds, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the funds’ proxy statements. Free copies of the funds’ proxy statements and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov

Email and Broadcast Message

Subject Line: Time-Sensitive: You only have days left to vote

Preheader: The Joint Special Meeting of Shareholders is on May 18th, 2026 and is the deadline for you to submit your vote.

Copy:

Hello,

As a direct investor in our mutual funds, we are reaching out to notify you that the Joint Special Meeting of Shareholders is on May 18th, 2026 and the deadline to submit your proxy vote is rapidly approaching. According to our most recent records, your voting instructions have not yet been received.

The Board of Trustees of your mutual fund unanimously recommends that shareholders vote “FOR” all proposals, please review the proxy materials at Janus Investment Fund’s SEC Filings.

Option 1: Your vote is very important, please vote today!

Option 2: Exercise your individual rights as a shareholder

How to cast your vote:

1.	Vote with a live Proxy Specialist – Call toll-free at 1-855-206-2338, Monday-Friday from 9:00 A.M. to 10:00 P.M ET, or Saturday-Sunday from 10:00 A.M. to 6:00 P.M. ET.

2.	Vote Online – If you have your 14-digit control number and 8-digit security code, click here to vote online

Questions? Visit the Janus Henderson Proxy Voting Site

Button: View Now

Secure Message Center (Plain Text)

Hello,

As a direct investor in our mutual funds, we are reaching out to notify you that the Joint Special Meeting of Shareholders is on May 18th, 2026 and the deadline to submit your proxy vote is rapidly approaching. According to our most recent records, your voting instructions have not yet been received.

The Board of Trustees of your mutual fund unanimously recommends that shareholders vote “FOR” all proposals, please review the proxy materials at Janus Investment Fund’s SEC Filings.

Your vote is very important, please vote today!

How to cast your vote:

1.	Vote with a live Proxy Specialist – Call toll-free at 1-855-206-2338, Monday-Friday from 9:00 A.M. to 10:00 P.M ET, or Saturday-Sunday from 10:00 A.M. to 6:00 P.M. ET.

2.	Vote Online – If you have your 14-digit control number and 8-digit security code, click here to vote online

Questions? Visit the Janus Henderson Proxy Voting Site

View Now

Call Flow Summary and Scripting

Inbound Call Flow

•	Caller enters the proxy voting queue.

•	If a live agent becomes available, the call is answered immediately.

•	After 25 seconds, the caller is offered a callback option to keep their place in line without remaining on hold.

•	After 50 seconds, the caller listens to the IVR menu.

•	Press 1 routes the caller to the Digital Assistant for voting instructions or frequently asked questions.

•	Press 2 routes the caller to the live agent queue (option not available outside of normal business hours of 9am – 6pm ET)

•

If the Digital Assistant cannot locate the caller’s account, the caller is transferred to the same live agent queue during normal business hours. Outside of normal business hours, Digital Assistant offers to schedule a call back.

Callback Offer

Thank you for your patience. To receive a callback and retain your place in line, please press 1 now.

Introduction Script

Thank you for your patience. For faster service, please listen carefully to the following options.

Press 1 to speak with our Digital Assistant for assistance with voting instructions or frequently asked questions.

Presented by Alliances Advisors, LLC. All content is proprietary and confidential.	1

Press 2 to continue holding for the next available proxy voting specialist.

Digital Assistant Scripting

Call greeting: “Hello, thank you for calling the Janus Henderson ETF/Mutual Fund shareholders information line. My name is _______ and I am a Digital Agent. This call is being recorded for quality assurance. How may I assist you today?”

Responding to Caller Needs:

•	If the caller wants to vote, the Digital Assistant will help them through the process.

•	If the caller has questions, the Digital Assistant will answer and invite them to vote if relevant.

Identity Collection:

•	The Digital Assistant will ask for the caller’s last name and zip code to locate their account.

•	If only the first name is provided, the Digital Assistant will politely request the last name.

•	Once the last name is received, the Digital Assistant will ask for the zip code and confirm it back to the caller.

•

If the caller hesitates to provide information, the Digital Assistant explains: “We are Alliance Advisors working on behalf of Janus Henderson. To assist you with voting your shares, we need to locate your account using your last name and zip code.”

•	If the caller still refuses, alternatives are offered: voting online, by mail, or at the virtual meeting.

Presented by Alliances Advisors, LLC. All content is proprietary and confidential.	2

Account Lookup:

•	If the account is not found with the information provided, the Digital Assistant will ask for the street address and retry.

•	If still not found, the Digital Assistant will ask if the caller received an urgent letter and verify the zip code.

•	If necessary, the Digital Assistant will request the control number from the proxy card.

•

If the account cannot be located, the Digital Assistant explains: “You may be an objecting beneficial holder, meaning your information was not shared with third parties. Please contact your financial intermediary to vote your shares or I can transfer you to a live agent for further assistance.”

Voting Assistance:

•	Once the account is verified, the Digital Assistant will present the proposals and ask how the caller would like to vote (for, against, or abstain).

•	The Digital Assistant will briefly describe each proposal and state the board’s recommendation.

•	For director elections, the Digital Assistant will ask if the caller wants to vote the same way for all directors or individually.

•	After collecting votes, the Digital Assistant will summarize the choices and confirm with the caller.

Presented by Alliances Advisors, LLC. All content is proprietary and confidential.	3

Vote Submission and Confirmation:

•	The Digital Assistant will request the caller’s full name and address for confirmation and validation.

•

If the information matches, the vote is submitted and the caller is informed: “You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at the toll-free number listed on the confirmation.”

•	If the information does not match or the caller refuses to provide it, the Digital Assistant explains that the vote cannot be processed.

Special Cases:

•	If the caller requests a supervisor or expresses concerns about legitimacy, the Digital Assistant reassures them and offers to connect them with a supervisor.

•	If the caller is calling on behalf of another person or requests updates to contact information, the Digital Assistant explains limitations and offers to transfer them to a supervisor if appropriate.

Presented by Alliances Advisors, LLC. All content is proprietary and confidential.	4